UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2017

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

2700 Milan Court
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.  Regulation FD Disclosures.

Hibbett Sports, Inc. (Company) completed the sale of a portion of the assets of Hibbett Team Sales, Inc., a wholly owned subsidiary of the Company, to BSN SPORTS, on December 5, 2017.  A press release announcing the transaction is provided as Exhibit 99.1 to this Current Report on Form 8-K.  The effects of the transaction are not reflected in the Company's previously announced earnings guidance for the fiscal year ending February 3, 2018.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	BSN Press Release Dated December 5, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

	By:	/s/ Scott J. Bowman
Scott J. Bowman
December 7, 2017		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	BSN Press Release Dated December 5, 2017